UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Level 18, SOHU.com Media Plaza

Block 3, No. 2 Kexueyuan South Road, Haidian District

Beijing 100190

People’s Republic of China

86-10-6272-6666

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 31, 2018 at 4:30 PM Eastern Daylight Time (such date and time, the “Effective Time”), Sohu.com Inc., a Delaware corporation (“Sohu Delaware”), was dissolved pursuant to a Certificate of Dissolution filed with the Secretary of State of Delaware; all outstanding shares of the common stock of Sohu Delaware were cancelled; American depositary shares (“ADSs”) representing the outstanding ordinary shares of Sohu.com Limited, a Cayman Islands company (“Sohu Cayman”), were distributed by Sohu Delaware on a share-for-share basis to the stockholders of Sohu Delaware as of immediately prior to the Effective Time; and Sohu Cayman replaced Sohu Delaware as the top-tier, publicly-traded holding company of the group of subsidiaries and variable interest entities that had been held by Sohu Delaware prior to the Effective Time.

From and after the Effective Time, the business, operations, and assets of Sohu Cayman and its subsidiaries and variable interest entities are substantially the same as the business, operations, and assets of Sohu Delaware and its subsidiaries and variable interest entities immediately prior to the Effective Time, except that Sohu Cayman is the top-tier publicly-traded holding company instead of Sohu Delaware, and ADSs representing Sohu Cayman ordinary shares are listed and will be traded on the NASDAQ Global Select Market under the “SOHU” symbol in place of the shares of the common stock of Sohu Delaware, which were delisted as of the Effective Time and will not trade thereafter.

Sohu Delaware expects trading in the ADSs representing Sohu Cayman ordinary shares on the NASDAQ Global Select Market to commence on June 1, 2018.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Safe Harbor Statement

This report contains certain “forward-looking statements” relating to Sohu Delaware and Sohu Cayman, including statements regarding the listing of ADSs representing Sohu Cayman’s Ordinary Shares on the NASDAQ Global Select Market. These statements are forward-looking in nature and subject to risks and uncertainties that may cause actual results to differ materially. All forward-looking statements included in this report are based upon information available to Sohu Delaware and Sohu Cayman as of the date of this report, which may change, and Sohu Delaware and Sohu Cayman undertake no obligation to update or revise any forward-looking statements, except as may be required under applicable securities law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 31, 2018	SOHU.COM INC.

	By:	/s/ Joanna Lv
Joanna Lv
Chief Financial Officer